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EXHIBIT 10.3









                                    FORM OF

                        KRISPY KREME DOUGHNUT CORPORATION

                              DEVELOPMENT AGREEMENT






________________________________________________________________________________
DEVELOPER


________________________________________________________________________________
DATE OF DEVELOPMENT AGREEMENT






________________________________________________________________________________
DEVELOPMENT AREA



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                                TABLE OF CONTENTS

SECTION                                                                     PAGE
-------                                                                     ----

1.       PREAMBLES............................................................1


2.       CERTAIN DEFINITIONS..................................................2


3.       DEVELOPMENT RIGHTS AND OBLIGATIONS...................................4

         A.       GRANT OF DEVELOPMENT RIGHTS; OWNERS' GUARANTY...............4
         B.       YOUR TERRITORIAL RIGHTS.....................................4
         C.       YOUR DEVELOPMENT OBLIGATIONS................................5
         D.       RIGHTS RETAINED BY US.......................................5

4.       GRANT OF FRANCHISES..................................................6

         A.       SITE AND SITE PLAN REVIEW AND APPROVAL......................6
         B.       LEASE OR PURCHASE OF APPROVED SITES.........................6
         C.       EXECUTION OF FRANCHISE AGREEMENTS...........................7
         D.       FRANCHISE FEES AND ROYALTIES................................7

5.       DEVELOPMENT FEE......................................................7


6.       CONFIDENTIAL INFORMATION.............................................7


7.       EXCLUSIVE RELATIONSHIP..............................................10


8.       YOUR OBLIGATIONS....................................................11

         A.       MANAGING OWNER AND GENERAL MANAGER.........................11
         B.       MANAGEMENT PERSONNEL TRAINING..............................11
         C.       BUSINESS AND FINANCING PLAN................................11
         D.       INSURANCE..................................................12
         E.       RECORDS AND REPORTS........................................12
         F.       COMPLIANCE WITH LAWS AND GOOD BUSINESS PRACTICES...........13

9.       TRANSFER............................................................13

         A.       BY US......................................................13
         B.       YOU AND YOUR OWNERS MAY NOT TRANSFER WITHOUT OUR APPROVAL..14
         C.       DEATH OF YOU OR AN OWNER OF A CONTROLLING INTEREST.........15
         D.       EFFECT OF OUR APPROVAL OF A TRANSFER.......................15
         E.       OUR RIGHT OF FIRST REFUSAL.................................15
         F.       OWNERSHIP STRUCTURE AND INITIAL CAPITALIZATION.............16
         G.       DELEGATION BY US...........................................17

10.      TERMINATION OF AGREEMENT............................................17


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11.      OUR RIGHTS AND OBLIGATIONS UPON TERMINATION OR EXPIRATION OF
         THIS AGREEMENT......................................................18

         A.       CONFIDENTIAL INFORMATION/DE-IDENTIFICATION.................18
         B.       COVENANT NOT TO COMPETE....................................18
         C.       OUR RIGHT TO PURCHASE STORES...............................19
         D.       CONTINUING OBLIGATIONS.....................................19

12.      INDEMNIFICATION.....................................................19


13.      SEVERABILITY AND SUBSTITUTION OF VALID PROVISIONS...................20


14.      WAIVER OF OBLIGATIONS...............................................21


15.      RIGHTS OF PARTIES ARE CUMULATIVE....................................22


16.      ARBITRATION.........................................................22


17.      COSTS AND ATTORNEYS' FEES...........................................24


18.      GOVERNING LAW AND JURISDICTION......................................24


19.      CONSENT TO JURISDICTION AND VENUE...................................24


20.      WAIVER OF PUNITIVE DAMAGES..........................................25


21.      WAIVER OF JURY TRIAL................................................25


22.      LIMITATIONS OF CLAIMS...............................................25


23.      BINDING EFFECT......................................................26


24.      CONSTRUCTION........................................................26


25.      NOTICES AND PAYMENTS................................................26

EXHIBITS AND ATTACHMENTS

EXHIBIT A  -  DEVELOPMENT AREA(S)
EXHIBIT B  -  DEVELOPMENT SCHEDULE
EXHIBIT C  -  FORM FRANCHISE AGREEMENT
EXHIBIT D  -  DEVELOPER ACKNOWLEDGEMENTS AND REPRESENTATIONS STATEMENT
EXHIBIT E  -  GUARANTY AND ASSUMPTION OF YOUR OBLIGATIONS
EXHIBIT F  -  CONFIDENTIALITY AND NON-COMPETITION AGREEMENT
EXHIBIT G  -  BUSINESS ORGANIZATION, OWNERS, GENERAL MANAGER AND MANAGING OWNER
EXHIBIT H  -  COMMISSARY RIDER


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                        KRISPY KREME DOUGHNUT CORPORATION
                              DEVELOPMENT AGREEMENT


         THIS AGREEMENT is made and entered into this _____ day of ____________, 19___ (the "EFFECTIVE Date"), by and between KRISPY KREME DOUGHNUT CORPORATION, a North Carolina corporation, with its principal address at P. O. Box 83, Winston-Salem, North Carolina 27102 (referred to in this Agreement as "we", "us" or "our"), and _________________________________________________________________
_________________whose principal address is ____________________________________
referred to in this Agreement as "you", "your" or "Developer").

1.   PREAMBLES.

         We and our subsidiaries have expended considerable time and effort in developing store facilities that offer and serve a variety of fresh doughnuts (including among others, yeast raised doughnuts, cake doughnuts, miniature doughnuts and doughnut holes (some of which have various types and flavors of fillings, glazes or other coatings), certain other food products and beverages and food services (collectively referred to in this Agreement as "Products"). The store concept is a building of stick-built construction with a single drive-thru corridor and an indoor dining facility known as a KRISPY KREME STORE which operates under distinctive business formats, methods, procedures, designs, layouts, standards and specifications, all of which we may improve, further develop or otherwise modify from time to time. Our subsidiary, HDN CORPORATION, owns and has licensed us and our affiliates to use, promote and sublicense certain trademarks, service marks and other commercial symbols in the operation of KRISPY KREME STORES (including the trade and service marks "KRISPY KREME" and "HOT DOUGHNUTS NOW" and associated logos), which have gained and continue to gain public acceptance and goodwill, and we may hereafter create, use and license additional trademarks, service marks and commercial symbols in conjunction with the operation of a KRISPY KREME STORE (collectively, the "Marks"). KRISPY KREME STORES sell Products at retail to customers for their consumption; Deli-Bakery Sales and DSD Sales to food wholesalers, convenience stores, grocery stores, other institutions and other chain stores for resale and, to charitable, educational and other nonprofit organizations that resell Products in various kinds of fund raising activities; and Products and items bearing the Marks to retail establishments and to national accounts we have agreed to serve.

         We grant to certain qualified persons who meet our qualifications and who are willing to undertake the investment and effort, the right to develop and operate KRISPY KREME STORES within a defined geographic area offering the Products and approved services and utilizing our business formats, methods, procedures, signs, designs, layouts, equipment, mixes, standards, specifications and the Marks (the "System"). This Agreement governs your rights and obligations to develop KRISPY KREME STORES within the Development Area (defined below) in accordance with the Development Schedule (defined below). The operation of each KRISPY KREME STORE will be governed by a separate Franchise Agreement (defined below).



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2.   CERTAIN DEFINITIONS.

         For purposes of this Agreement, the terms listed below have the meanings that follow them. Other terms used in this Agreement are defined and construed in the context in which they occur.

         "APPROVED SITE" - A site that we have approved as meeting our minimum criteria for the development and operation of a KRISPY KREME STORE.

         "COMMISSARY" - A facility for the preparation of Products that (1) procures and receives Products, ingredients and materials used in the production, preparation and packaging of Products, and other materials and supplies used in the operation of KRISPY KREME STORES as we may specify from time to time; (2) prepares and packages Products in accordance with recipes, methods, procedures, standards and specifications we establish, in our sole discretion, from time to time; (3) distributes to KRISPY KREME STORES Products and other materials and supplies used in the operation of KRISPY KREME STORES; and (4) distributes Deli Bakery Sales and DSD Sales to food wholesalers convenience stores, grocery stores and other stores and organizations for resale.

         "COMPETITIVE BUSINESS" - A business, other than a KRISPY KREME STORE, that:

                  (1) sells yeast raised doughnuts, cake doughnuts, any other types of customary or large size doughnut, miniature doughnuts, doughnut holes in any distribution channels to any customer for consumption or resale and such sales comprise five percent (5%) or more of such business' revenues; or

                  (2) grants or has granted franchises or licenses, or establishes or has established joint ventures, for the development and/or operation of a business that offers such food products in any such channel of distribution.

         "COMPUTER SYSTEM" - The computer hardware and software designated by us from time to time for use in the operation of KRISPY KREME STORES.

         "CONTROLLING INTEREST" - An Ownership Interest in you equal to or greater than twenty percent (20%).

         "DELI BAKERY SALES" - Sales of unpackaged products which may be delivered by you or sold on site to food wholesalers, convenience stores, grocery stores, other institutions and other chain stores for resale by them under our Marks or the marks of the purchasing entity.

         "DSD SALES" - Direct store delivery sales of packaged products which may be delivered by you or sold on site to food wholesalers, convenience stores, grocery stores, other institutions and other chain stores for resale by them under our Marks or the marks of the purchasing entity.


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         "DEVELOPMENT AREA" - The geographic area described in EXHIBIT A to this
Agreement.

         "DEVELOPMENT PERIOD" - as set forth in EXHIBIT B to this Agreement.

         "DEVELOPMENT SCHEDULE" - as set forth in EXHIBIT B.

         "DEVELOPMENT TERM" - The period during which you are authorized and required to develop KRISPY KREME STORES pursuant to this Agreement, which will commence on the date of this Agreement and will expire, unless terminated earlier in accordance with the terms of this Agreement, on the last day of the last Development Period set forth in EXHIBIT B.

         "FRANCHISE" - The right to operate a KRISPY KREME STORE at a specific location within the Development Area and to use the Marks and the System in the operation thereof.

         "FRANCHISE AGREEMENT" - The form of franchise agreement (including all exhibits, riders, guarantees and other agreements used in connection therewith) attached hereto as Exhibit C which is and will be used by us in the offer and sale of franchises to you pursuant to the terms of this Agreement.

         "GOOD STANDING" - You are current with all payments due to us, our Affiliates and suppliers, you have met your Development Schedule, you are not in default of any Franchise Agreement and you have passed the most recent QSC test.

         "IMMEDIATE FAMILY" - (1) The spouse of a person; and (2) the natural and adoptive parents and natural and adopted children of such person and their spouses.

         "NATIONAL ACCOUNTS" - Supermarket, convenience store and retail store chains and regional and/or national organizations with whom we may sign agreements to sell products bearing the Marks or identified by the National Account's marks.

         "OWNER" - Each Person holding a direct or indirect, legal or beneficial Ownership Interest in you, and each person who has other direct or indirect property rights in you or this Agreement.

         "OWNERSHIP INTERESTS" - In relation to a: (1) corporation, the shares of capital stock of the corporation; (2) limited liability company, the memberships or other ownership interests of such company; or (3) partnership, the general and limited partnership interests in such partnership.

         "PERSON" - a natural person and a corporation, limited liability company and general or limited partnership.


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3.   DEVELOPMENT RIGHTS AND OBLIGATIONS.

         A.   GRANT OF DEVELOPMENT RIGHTS; OWNERS' GUARANTY .

         You have applied to us for, and we have agreed to grant to you, the right to develop and own KRISPY KREME STORES and to develop Deli Bakery Sales/DSD Sales in the Development Area. Your application has been approved by us in reliance upon all of the representations and warranties made by you and your Owners in such application and your Acknowledgements and Representations Statement, a copy of which is attached to this Agreement as EXHIBIT D and which is signed by you and your Owners concurrently with this Agreement. Provided that you are in full compliance with all of the terms and conditions of this Agreement, including, without limitation, the development obligations described in Subsection 3.C. and EXHIBIT B and you are in full compliance with all of your obligations under all Franchise Agreements with us, we will grant to you during the Development Term and in accordance with Section 4 hereof, Franchises to develop and operate the number of KRISPY KREME STORES set forth in EXHIBIT B. This Agreement and our obligation to grant you franchises will expire upon the expiration of the Development Term. If you are in full compliance with this Agreement and all Franchise Agreements with us, at your option, commencing not less than one hundred and eighty (180) days before the expiration of the Development Term, we agree to negotiate with you in good faith the grant to you of rights to develop additional KRISPY KREME STORES and to continue to develop Deli Bakery Sales/DSD Sales in the Development Area and the terms of a successor development agreement.

         You agree to cause all Owners to execute and deliver to us concurrently with the execution of this Agreement, and all Persons who become Owners thereafter, to promptly execute and deliver to us, the form of Guaranty and Assumption of Developer's Obligations ("GUARANTY") attached hereto as EXHIBIT E.

         B.   YOUR TERRITORIAL RIGHTS

         Except as otherwise provided in Subsection 3.D. of this Section 3, and provided that you are in full compliance with this Agreement and all Franchise Agreements with us, we will not during the Development Term own or operate, or grant franchises for the ownership or operation of, KRISPY KREME STORES located within the Development Area or sell any products identified by the Marks or made utilizing the recipes of the products. You are not granted any rights to develop, own or operate, and you agree that you will not develop, own or operate, a greater number of KRISPY KREME STORES than is set forth in Schedule B or any KRISPY KREME STORES outside the Development Area, except pursuant to rights granted to you under other agreements entered into with us. Upon the termination or expiration of this Agreement, we will have the right to own and operate or sell any products identified by the Marks or made utilizing the recipes of the products, and to grant to others development rights and franchises to own and operate, KRISPY KREME STORES located within the Development Area, provided that we agree that we will not own or operate, or grant to others development rights or franchises to own or operate, a KRISPY KREME STORE at a location if such KRISPY KREME STORES


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would be prohibited by the franchise agreement to which we and you are parties, except that these protected areas will not extend beyond the borders of the Development Area.

         C.   YOUR DEVELOPMENT OBLIGATIONS

         You agree that during the Development Term, you will continuously exert your best efforts to promote and enhance the development of KRISPY KREME STORES within the Development Area. Without limiting the foregoing obligation, you agree to promote Deli Bakery Sales/DSD Sales in the Development Area as we require and to have open and in operation in the Development Area during the Development Period and at the end of each Development Period the minimum number of KRISPY KREME STORES set forth in the Development Schedule in EXHIBIT B. We may require you at any time to participate in any program we establish to provide Products to National Accounts. You acknowledge and agree that a KRISPY KREME STORE that closes for more than five (5) days (not counting holidays on which food service businesses are generally closed in the Development Area) during a Development Period (and you have not developed a substitute site which we have approved) will not be counted as open and in operation as of the last day of that Development Period for purposes of determining your compliance with the Development Schedule. If an operating KRISPY KREME STORE is closed during a Development Period due to casualty, condemnation, loss of lease or other reason, without your fault, or with our written approval, such KRISPY KREME STORE shall be deemed open and in operation as of the end of such Development Period, but not thereafter. You acknowledge that we make no assurances, guarantees, representations or warranties that the Development Area can support, or there are sufficient sites for, the number of KRISPY KREME STORES specified in the Development Schedule. In the event we grant you the right to operate a Commissary in the Development Area, you will sign a Commissary Rider to this Agreement, the current form of which is attached as Exhibit H, and will be obligated to develop and operate such Commissary in accordance with the terms of the Commissary Rider.

         D.   RIGHTS RETAINED BY US

         Except as expressly limited by Paragraph 3.B., we retain all rights with respect to KRISPY KREME STORES, the Marks, and the sale of Products, including, without limitation:

         (1) the right to establish STORES, and grant to other franchisees the right to establish KRISPY KREME STORES at any location, without regard to proximity to the STORES and, on such terms and conditions as we deem appropriate provided, however, that we will not own, operate or grant a franchise for a STORE within the Development Area; and

         (2) the right to acquire and operate, or be acquired by, any company, including, without limitation, a company operating one or more food service businesses (including food service businesses selling doughnuts), located or operating within the Development Area.


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4.   GRANT OF FRANCHISES.

         A.   SITE AND SITE PLAN REVIEW AND APPROVAL.

         You agree to comply with our specifications and requirements regarding site selection. You agree to submit to us a complete site approval request package (a "SITE PACKAGE") on our specified forms (containing such demographic, commercial, and other information and photographs as we may require from time to time) for each site in the Development Area at which you propose and intend in good faith to establish a KRISPY KREME STORE and which you reasonably believe to conform to the site selection criteria established by us from time to time. In approving or disapproving a proposed site, we will consider such matters as we deem material from time to time, including, without limitation, demographic characteristics, traffic patterns, allowed design and building, parking, visibility, allowed signage, the predominant character of the neighborhood, competition from other businesses selling similar products and services within the area (including other KRISPY KREME STORES), the proximity to other businesses, the nature of other businesses in proximity to the site, zoning restrictions, soil and environmental issues, other commercial characteristics (including the purchase price or rental obligations and other lease terms for the proposed site), the size, appearance, and other physical characteristics of the proposed site and the exclusivity granted to other franchisees or developers of KRISPY KREME STORES.

         We will approve or disapprove sites by delivery of written notice to you. We agree to exert our reasonable best efforts to deliver such notification to you within thirty (30) days after we receive a complete Site Package and such other materials requested by us from time to time, containing all information that we require provided, however, we have no liability to you if the timing of our response or our failure to respond results in your inability to obtain any particular site. We will have the right to approve or disapprove a site, and you acknowledge and agree that we will have no liability therefor. Notwithstanding any other provision of this Agreement, our failure to provide you with notice of our approval or disapproval of one or more proposed sites will not constitute a waiver of our right to approve or disapprove other sites or extend the Development Schedule.

         You must also cause to be prepared and submit for written approval by us a site plan and any modifications to our basic architectural plans and specifications for a KRISPY KREME STORE, including requirements for dimensions, exterior design, materials, interior layout, equipment, fixtures, furniture, signs and decorating. You understand that you may modify our basic plans and specifications only to the extent required to comply with applicable ordinances, building codes and permit requirements and only with our prior written approval.

         B.   LEASE OR PURCHASE OF APPROVED SITES.

         Upon receipt by you of our approval of a site, you agree to promptly sign a purchase agreement or lease for the Approved Site and to deliver to us a complete copy thereof within fifteen (15) days after it is signed by you and the seller or lessor of the Approved Site. If you fail to enter into a binding purchase agreement or lease for an Approved Site within one hundred


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twenty (120) days after delivery of our approval of the Approved Site, we may withdraw approval of such site.

         C.   EXECUTION OF FRANCHISE AGREEMENTS.

         Provided that (1) you are then in full compliance with all of the terms and conditions of this Agreement and with all Franchise Agreements with us and are otherwise in good standing with us, and (2) you have obtained the right to develop an Approved Site, we agree to offer to you a Franchise to develop and operate a KRISPY KREME STORE at such Approved Site by delivering to you a Franchise Agreement in form for signing by you and your Owners. You agree to sign and return the Franchise Agreement to us within fifteen (15) days after it is delivered to you, together with the fees required to be paid at the time of signing of the Franchise Agreement. If the ownership of a KRISPY KREME STORE will be different from the ownership of you, we will have the right to approve such differences in ownership and may decline to grant a Franchise for the KRISPY KREME STORE if we disapprove of such differences in ownership. Your Owners agree to guaranty your obligations under each Franchise Agreement entered into by you. We may withdraw our offer to grant a Franchise for a KRISPY KREME STORE at an Approved Site and withdraw its approval thereof if you fail to deliver to us a fully signed Franchise Agreement, together with all required payments, within such fifteen (15) day period. In no event may a KRISPY KREME STORE developed hereunder be opened for business prior to your receipt of written notice from us authorizing its opening.

         D.   FRANCHISE FEES AND ROYALTIES.

         For each Franchise granted to you pursuant to this Agreement during the Development Term: (1) the Franchise Fee (defined in the Franchise Agreement) will be Fifteen Thousand Dollars ($15,000) (if the Development Fee has been paid in accordance with Paragraph 5 of this Agreement); and (2) Royalties (defined in the Franchise Agreement) will be four and one-half percent (4.5%) of the Gross Sales of the KRISPY KREME STORE (defined in the Franchise Agreement).

5.   DEVELOPMENT FEE.

         Concurrently with the signing of this Agreement, you will pay to us a nonrefundable development fee (the "DEVELOPMENT FEE") in the amount of _______________ Dollars ($__________). The Development Fee will be deemed fully earned by us upon execution of this Agreement. The Development Fee will equal the sum derived by multiplying the number of KRISPY KREME STORES to be developed under this Agreement, as set forth on EXHIBIT B by Ten Thousand Dollars ($10,000).

6.   CONFIDENTIAL INFORMATION.

         We possesses and will further develop and acquire certain confidential and proprietary information and trade secrets, including, but not limited to, the following categories of information, methods, techniques, procedures and knowledge developed or to be developed by


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us, our subsidiaries, consultants, contractors, licensees, franchisees and developers (the "CONFIDENTIAL INFORMATION"):

         (1) methods, techniques, equipment, specifications, standards, policies, procedures, information, concepts and systems relating to and knowledge of and experience in the development, operation and franchising of KRISPY KREME STORES;

         (2) marketing and promotional programs for KRISPY KREME STORES, including but not limited to, information regarding our National Accounts Program;

         (3) knowledge concerning the logic, structure and operation of computer software programs which we authorize for use in connection with the operation of KRISPY KREME STORES and all additions, modifications and enhancements, and all data generated from use of such programs;

         (4) specifications and standards for, and sources of, store buildings of modular and "stick built" construction, equipment, furnishings, fixtures, signs, products, materials, supplies and services utilized in the development and operation of KRISPY KREME STORES;

         (5) ingredients, formulas, mixes, recipes for and methods of preparation, cooking, serving, packaging, and delivery of, Products sold at KRISPY KREME STORES;

         (6) information concerning Product sales, operating results, financial performance, consumer preferences, inventory requirements for Products, materials and supplies and other financial data of KRISPY KREME STORES;

         (7) customer lists;

         (8) employee selection procedures, training and staffing levels; and

         (9) our expansion, growth and development plans and prospects.

         We will disclose to you such parts of the Confidential Information as we deem necessary or advisable from time to time for the development of KRISPY KREME STORES. You acknowledge and agree that you and Owners will not acquire any interest in or right to use the Confidential Information, other than the right to use it in the development and operation of KRISPY KREME STORES pursuant to this Agreement, and that the use or duplication of the Confidential Information in any other business would constitute an unfair method of competition with us and with other developers and franchisees of KRISPY KREME STORES. You agree to disclose the Confidential Information to Owners and to your employees only to the extent reasonably necessary for the development of KRISPY KREME STORES pursuant to this Agreement.

         You acknowledge and agree that the Confidential Information is confidential, is our proprietary and valuable asset, includes trade secrets owned by us and our affiliates and is disclosed to you solely on the condition that you, your Owners and employees who have access


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to the Confidential Information agree, and you agree that, during and after the
Agreement Term, you, your Owners and your employees:

                  (1) will not use the Confidential Information in any other business or capacity;

                  (2) will maintain the absolute confidentiality of the Confidential Information (provided, however, that we will not deem you in default of this Agreement as a result of isolated incidents of disclosure of Confidential Information by an employee other than an Owner, provided you have taken reasonable steps to prevent such disclosure, including, but not limited to, the steps a reasonable and prudent owner of confidential and proprietary information would take to prevent disclosure of such information by his employees, and further provided that you pursue all reasonable legal and equitable remedies against such employee for such disclosure of such Confidential Information);

                  (3) will not make unauthorized copies of any portion of the Confidential Information disclosed in written or other tangible form; and

                  (4) will adopt and implement all reasonable procedures prescribed from time to time by us to prevent unauthorized use or disclosure of the Confidential Information, including, without limitation, requiring employees and Owners who will have access to such information to execute non-competition and confidentiality agreements in the form attached hereto as EXHIBIT F (the "CONFIDENTIALITY AND NON-COMPETITION AGREEMENT"). You will provide us, at our request, executed originals of each such Confidentiality and Non-Competition Agreement.

         Notwithstanding anything to the contrary contained in this Agreement and provided you have obtained our prior written consent, the restrictions on your disclosure and use of the Confidential Information will not apply to the following:

                  (1) information, methods, procedures, techniques and knowledge which are or become generally known in the food service business within the Development Area, other than through disclosure (whether deliberate or inadvertent) by you, your Owners or employees; and

                  (2) the disclosure of the Confidential Information in judicial, arbitration or administrative proceedings to the extent that you are legally compelled to disclose such information, provided you have notified us prior to disclosure and have used our best efforts to obtain, and have afforded us the opportunity to obtain assurance satisfactory to us of confidential treatment for the information required to be so disclosed.

         You agree to disclose to us all ideas, concepts, methods, techniques and products conceived or developed by you, your Owners, and your employees relating to the development and operation of KRISPY KREME STORES. You hereby grant to us and agree to procure from your Owners and employees a perpetual, exclusive and worldwide right to use such ideas,


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concepts, methods, techniques and products in all food service businesses operated by us, our subsidiaries, developers and franchisees. We will have no obligation to make payments to you or any other Person with respect to any such idea, concept, method, technique or product. You agree that you will not use or allow any other Person to use any such concept, method, technique or product without obtaining our prior written approval.

7.   EXCLUSIVE RELATIONSHIP.

         You acknowledge and agree that we would be unable to protect confidential information against unauthorized use or disclosure or to encourage a free exchange of ideas and information among KRISPY KREME STORES if developers of KRISPY KREME STORES were permitted to hold interests in or perform services for a Competitive Business. You also acknowledge that we have granted the development rights to you in consideration of and reliance upon your agreement that you and your Owners will deal exclusively with us. You therefore agree that, during the term of this Agreement, neither you, any of your Owners or any member of the Immediate Family of you or your Owners will:

         (1) have any direct or indirect interest as a disclosed or beneficial owner in a Competitive Business, located or operating:

                           (a) within 25 miles of the Development Area;

                           (b) within 5 miles of any other KRISPY KREME STORE in
                  operation or under construction during the term of this Agreement; or

                           (c) within the United States of America;

         (2) perform services as a director, officer, manager, employee, consultant, representative, agent or otherwise for a Competitive Business, wherever located or operating; or

         (3) recruit or hire any person who is our employee or the employee of any KRISPY KREME STORE or who has been our employee or the employee of any KRISPY KREME STORE within the past six (6) months without obtaining the prior written permission by us or that person's employer. If we permit you to hire any person who is our employee, then you agree to pay us a non-refundable Management Development Fee in the amount of $25,000 as of the date of hire.

         The restrictions of this section will not be applicable to the ownership of publicly traded Ownership Interests that constitute less than three percent (3%) of a class of Ownership Interests issued and outstanding.

8.   YOUR OBLIGATIONS.

         A.   MANAGING OWNER AND GENERAL MANAGER.

         Concurrently with the execution of this Agreement, you will designate a Managing Owner (the "MANAGING OWNER") and General Manager (the "GENERAL MANAGER") of your business pursuant to this Agreement. The Managing Owner and General Manager may be the same person. The General Manager and Managing Owner will be identified in EXHIBIT G of this Agreement. You agree that you, the Managing Owner or General Manager will exert full-time efforts to fulfill your obligations under this Agreement and will not engage in any other business or other activity, directly or indirectly, that requires any significant management responsibility or time commitments, or that may otherwise conflict with your obligations under this Agreement. If the relationship of the Managing Owner or General Manager to you terminates or materially changes, you agree to promptly designate replacements. If you have designated a Managing Owner or a General Manager, the Managing Owner or the General Manager will work with us to develop KRISPY KREME STORES in the Development Area. You agree to vest the Managing Owner or the General Manager with sufficient decision making authority to expedite the determinations and decisions that are essential to effective and efficient development of KRISPY KREME STORES in the Development Area.

         B.   MANAGEMENT PERSONNEL TRAINING.

         A management training program will be available at no charge to your Managing Owner and/or your General Manager who will be required to complete our management training program to our satisfaction. You shall be responsible for all travel and living expenses and compensation of its personnel who attend our training programs.

         C.   BUSINESS AND FINANCING PLAN.

         You must maintain sufficient financial resources to fulfill your obligations under this Agreement and under Franchise Agreements executed pursuant to this Agreement. You agree to submit for review and approval by us, a written business plan for the development and financing of KRISPY KREME STORES in the Development Area in accordance with the Development Schedule, including details of the sources and terms of financing and such other information or documents required by us. Your business plan and financing plan are subject to our approval and if we do not approve them both, you agree that you will revise them both as necessary to meet our requirements for approval. Among other factors, we will consider your proposed debt/equity ratio, cash flow and your debt service. If not already submitted, the first business plan is due within sixty (60) days after the signing of this Agreement. The business plan for each fiscal year thereafter must be submitted to us for annual review prior to the end of the previous fiscal year. You agree to consider modifications to your business plan recommended by us, to implement the business plan approved by us and to advise us of any material modifications to your business plan.

         D.   INSURANCE.

         During the Development Term, in addition to insurance required to be maintained in connection with the development and operation of each KRISPY KREME STORE, you agree to maintain commercial general liability insurance and automobile liability insurance against claims for bodily and personal injury, death and property damage caused by or occurring in conjunction with the conduct of business by you pursuant to this Agreement, under one or more policies of insurance acceptable to us and containing minimum liability coverage prescribed by us from time to time. Each such commercial general liability and automobile liability insurance policy will name us as an additional insured and provide for thirty (30) days' prior written notice to us of any material modification, cancellation, or expiration of such policy. Within thirty (30) days after the execution of this Agreement, you will provide us with evidence of such insurance; thereafter, you will furnish to us annually and upon the replacement or material modification of any insurance policy providing coverage required under this Agreement, a copy of the certificate of insurance or other evidence requested by us that such insurance coverage is in force. The maintenance of sufficient insurance coverage (both as to the type and limits of coverage) for your business is your responsibility.

         E.   RECORDS AND REPORTS.

         You agree to install, use and transmit information to, or allow the electronic collection of information by us through the Computer System, in such form as is specified by us from time to time in accordance with and subject to the limitations set forth in any Franchise Agreement between you or your affiliates and us. You agree to maintain and preserve at your principal office, full, complete and accurate records and reports and, if required by us, computer diskettes and databases in the form specified by us from time to time pertaining to the development and operation of KRISPY KREME STORES and the performance by you of your obligations under this Agreement. We will have the right, at any reasonable time to inspect, audit and copy any books, records, reports, computer data bases and documents pertaining to your obligations hereunder and to determine whether you are in Good Standing. You agree to cooperate fully with us in connection with any such inspection or audit.

         You agree to furnish to us in the form from time to time prescribed by us (including, without limitation, via computer diskette) and restated in accordance with our financial reporting periods:

         (1) within thirty (30) days after the end of each month, an operating income statement for such month and fiscal year to date;

         (2) within forty-five (45) days after the end of each quarter, a balance sheet and income statement for such quarter and fiscal year to date;

         (3) within one hundred twenty (120) days after the end of your fiscal year, a consolidated fiscal year end balance sheet of all KRISPY KREME STORES owned by you, a consolidated income statement for such fiscal year, and a consolidated statement of changes in cash flow, reflecting all year-end adjustments, prepared in accordance with generally accepted accounting principles, and in the format prescribed by us from time to time; and

         (4) upon request by us, such other data, reports, information and supporting records as we may from time to time prescribe.

         You will immediately report to us any events or developments that may have a material adverse impact on the operation of any KRISPY KREME STORE, your performance under this Agreement, or the goodwill associated with the Marks and KRISPY KREME STORES. Each such report and financial statement submitted by you will be signed by you and verified as correct in the manner prescribed by us.

         F.   COMPLIANCE WITH LAWS AND GOOD BUSINESS PRACTICES.

         You will secure and maintain in force in your name all required licenses, permits, and certificates relating to the conduct of its business pursuant to this Agreement. You will remain in Good Standing during the term of this Agreement. You will comply with all applicable laws, ordinances and regulations, including, without limitation, laws and regulations relating to the preparation, purchase and handling of food products, occupational hazards, health, safety and sanitation, labor, and withholding and payment of all taxes. All advertising by you will be subject to approval by us, completely factual, in good taste in our judgment, and conform to high standards of ethical advertising. You will in all dealings with sellers and lessors of real property, customers, suppliers, employees, us and public officials adhere to high standards of honesty, integrity, fair dealing and ethical conduct. You agree to refrain from any business or advertising practice that may be injurious to our business and the goodwill associated with the Marks and KRISPY KREME STORES. You agree to notify us in writing:

         (1) within three (3) business days after the commencement of any administrative, judicial or arbitration proceeding, and of the issuance of any order, writ, injunction, award, or decree of any court, agency, or other governmental instrumentality, which may adversely affect your operation or your financial condition or the business or operation of any KRISPY KREME STORE; or

         (2) immediately after receipt of any notice of violation of any law, ordinance or regulation relating to the health, sanitation or safety of or the operation of any KRISPY KREME STORE.

9.   TRANSFER.

         A.   BY US.

         This Agreement is fully transferable by us and will inure to the benefit of any assignee or other legal successor to our interests.

         B.   YOU AND YOUR OWNERS MAY NOT TRANSFER WITHOUT OUR APPROVAL.

         You understand and acknowledge (and hereby represent and warrant that your Owners understand) that the rights and duties created by this Agreement are personal to you and your Owners and that we have entered into this Agreement in reliance upon the individual or collective character, skill, aptitude, attitude, business ability, and financial capacity of you and your Owners. Therefore, your obligations under this Agreement and any Ownership Interest or other interest in
(1) you, (2) this Agreement, (3) a Franchise Agreement executed pursuant to this Agreement, (4) a KRISPY KREME STORE, or (5) the lease for or ownership of the site of a KRISPY KREME STORE, may not be transferred without our prior approval which approval shall not be unreasonably withheld. We will not approve a transfer of this Agreement except in conjunction with a transfer of all Franchise Agreements for KRISPY KREME STORES located in the Development Area to which we and you are parties. If we approve a transfer, we will have the right to charge a transfer fee in the amount of Five Thousand Dollars ($5,000.00) (increased from time to time to reflect increases in the Metropolitan Area Consumer Index for Urban Consumers--All Items (1982-1984 = 100) from the date of this Agreement, as published by the U.S. Department of Labor or in a successor index) to cover our expenses. Any transfer in violation of this Section will constitute a breach of this Agreement and convey no rights to or interests in this Agreement or any Franchise Agreement.

         As used in this Agreement, the term "TRANSFER" will include, without limitation, the following, whether voluntary or involuntary, direct or indirect:

         (1) an assignment, sale, gift or pledge;

         (2) the grant of a mortgage, lien or security interest in this Agreement, including, without limitation, the grant of a collateral assignment;

         (3) a merger or consolidation, or issuance of additional Ownership Interests or interests convertible to Ownership Interests;

         (4) a sale of voting Ownership Interests or any interest that is convertible to voting Ownership Interests, or an agreement granting the right to exercise or control the exercise of voting rights of any holder of an Ownership Interest or to control your operation or affairs; and

         (5) a transfer that occurs as a result of your insolvency or dissolution or upon death of you or an Owner, by will, trust or other transfer by operation of law.

         The term "transfer" shall not include the grant of a lien or security interest in the equipment, fixtures or supplies of one or more KRISPY KREME STORES.

         If the proposed transfer is among your Owners or Immediate Family or to us pursuant to an exercise of our right of First Refusal, the transfer fee in
Section 9.B will not apply, although the transferee is required to reimburse us for any administrative costs we incur in connection with the transfer; provided that this amount will not exceed Five Hundred Dollars ($500.00).

         C.   DEATH OF YOU OR AN OWNER OF A CONTROLLING INTEREST.

         Upon your death or the death of an Owner, all of such Person's interest in this Agreement, or such interest in you will be transferred to a transferee approved by us. Such disposition of this Agreement or such interest in you (including, without limitation, transfer by bequest or inheritance), will be completed within a reasonable time, not to exceed nine (9) months from the date of death and will be subject to all the terms and conditions applicable to transfers contained in this Section.

         D.   EFFECT OF OUR APPROVAL OF A TRANSFER.

         Our consent to a transfer of this Agreement or any interest subject to the restrictions of this Section will not constitute a waiver of any claims we may have against you (or your Owners), nor will it be deemed a waiver of our right to demand full compliance with any of the terms or conditions of this Agreement by the transferee.

         E.   OUR RIGHT OF FIRST REFUSAL.

         If you or any of your Owner(s) determine to make a transfer of an interest that is permitted under this Agreement, you or your Owner(s) will obtain a bona fide, arms length executed written offer (and any proposed ancillary agreements) in complete and definitive form and not subject to any financing or other material, substantive contingency and an earnest money deposit (in the amount of five percent (5%) or more of the purchase price) from a qualified, responsible, bona fide and fully disclosed offeror. A true and complete copy of such offer (conditioned on our first refusal rights) and any proposed ancillary agreements will immediately be submitted to us by you, your Owner(s), or both. The offer may apply only to an interest that is permitted to be transferred under this Agreement, may not include the purchase of any other property or rights of you (or your Owner(s) other than incident to the operation of Krispy Kreme Stores) and the price and terms of purchase offered to you (or your Owner(s)) in the offer for such interests will reflect the bona fide price offered therefor and will not reflect any value for any other property or rights.

         We will have the right, exercisable by written notice delivered to you (or your Owner(s)) within thirty (30) days from the date of receipt by us of an exact copy of such offer (and any ancillary agreements) and a completed executed application for our approval of the transfer, to purchase such interest for the price and on the terms and conditions contained in such offer, provided that:
(1) we may substitute cash for any other form of payment proposed in such offer;
(2) our credit will be deemed equal to the credit of any proposed purchaser; (3) we will have not less than ninety (90) days after giving notice to prepare for closing; and (4) we will be entitled to all customary representations and warranties given by the seller of a business, including, without limitation, representations and warranties as to: (a) ownership, condition and title to Ownership Interests and/or assets; (b) liens and encumbrances relating to the Ownership Interests and/or assets; and (c) validity of contracts and liabilities, contingent or otherwise, of any corporation, limited liability company or partnership whose Ownership Interests are purchased.

         If we do not exercise our right of first refusal, you (or your Owner(s)) may complete the sale to such offerer pursuant to and on the exact terms of the offer, subject to approval by us and subject to your payment of the applicable transfer fee, provided that if the sale to such offeror is not completed within one hundred twenty (120) days after receipt of such offer by us, or there is a change in the terms of the sale (in which case you will promptly furnish copies of the modified offer and ancillary documents to us), we will again have an additional right of first refusal for thirty (30) days as set forth in this Agreement on the modified or initial terms and conditions of sale.

         Notwithstanding the foregoing, if you determine to make a transfer of an interest of this Agreement, you may submit an offer to us to purchase your interest in the Agreement. The purchase price may apply only to an interest that is permitted to be transferred under this Agreement, may not include the purchase of any other property or rights of you (or your Owner(s)) and the price and terms of purchase offered to us must reflect a bona fide price and may not reflect any value for any other property or rights. We will have the right, exercisable by written notice delivered to you (or your Owner(s)) within sixty
(60) days from the date of receipt by us of your written offer, to purchase such interest for the price and on the terms and conditions contained in such offer and we will have not less than sixty (60) days to prepare for closing. We shall also be entitled to all customary representations and warranties described in this Section 9.E. If we do not exercise our right to purchase, you (or your Owner(s)) may make this offer to a third party, subject to approval by us, provided that the sale must be on comparable terms as those offered to us but at a price equal or greater to the price offered to us and provided that if the sale to such purchaser is not completed within one hundred twenty (120) days after receipt of such offer by us or there is a change in the terms of sale, we will again have a right to purchase for thirty (30) days as set forth in this Agreement on the modified or initial terms and conditions of a sale.

         Section E above will not apply if the transfer is among your Owners, employees or Immediate Family members of your Owners; or constitutes a transfer of less than ten percent (10%) interest in you as long as such transfer in conjunction with transfers during the Development Term and then-contemplated transfers does not constitute a transfer equal to or greater than twenty percent (20%) interest in you.

         F.   OWNERSHIP STRUCTURE AND INITIAL CAPITALIZATION.

         You represent and warrant that your Owners are as set forth on EXHIBIT G and covenant that you will not vary from that ownership structure without our prior written approval.

         G.   DELEGATION BY US.

         You agree that we will have the right, from time to time, to delegate the performance of any portion or all of our obligations and duties under this Agreement to designees, whether the same are our agents or independent contractors with which we have contracted to provide these services.

10.  TERMINATION OF AGREEMENT.

         We may terminate this Agreement, effective upon delivery of notice of termination to you or, where expressly applicable, upon failure to cure to our satisfaction any breach of this Agreement before the expiration of any period of time within which such breach may be cured in accordance with the provisions set forth below, if:

         (1) you (or any of your Owners) have made any material misrepresentation or omission in your application for this Agreement or in connection with any transfer of this Agreement or are convicted by a trial court of, plead guilty to or do not contest the charge of a felony, or of any other crime or offense that may adversely affect the reputation of KRISPY KREME STORES, or the goodwill associated with the Marks, or engage in any misconduct that may adversely affect the reputation of KRISPY KREME STORES or the goodwill associated with the Marks;

         (2) you fail on three (3) or more occasions, or on two (2) or more consecutive occasions to satisfy the development obligations (either for the development period and/or cumulatively), or you fail at the end of the first, second or third development period to satisfy your cumulative development obligations as set forth in Paragraph 3.C. of this Agreement and EXHIBIT B;

         (3) you or any other Person makes an assignment or transfer in violation of this Agreement;

         (4) you (or any of your Owners) makes any unauthorized use of the Marks, (including, but not limited to, unauthorized use of the Marks as part of a website domain name or electronic address or as part of information available on such website) or unauthorized use, disclosure or duplication of the Confidential Information, or challenges or seeks to challenge the validity of the Marks. For purposes of this Agreement, a "website" is an interactive electronic document contained in a network of computers linked by communications software;

         (5) you, any of your Owners, or members of your or any of your Owners' Immediate Families violate the restrictions on holding interests in or performing services for Competitive Businesses set forth in Section 7 of this Agreement or Owners who have access to the Confidential Information violate the covenants concerning competition and confidentiality contained in the form of Confidentiality and Non-Competition Agreement attached hereto as EXHIBIT F (notwithstanding that such Person has not signed this Agreement or a Confidentiality and Non-Competition Agreement);

         (6) you (or any of your Owners) fail to: (a) comply with any other provision of this Agreement, and do not correct such failure within thirty (30) days after your receipt of our written notice of such failure to comply; or (b) if such failure cannot reasonably be corrected within the thirty (30) day period but can be corrected within a reasonably short time (not to exceed an additional thirty (30) days), undertake within ten (10) days after your receipt of our written notice, and continue until completion, best efforts to correct such failure within such reasonably short time (not to exceed an additional thirty (30) days) and furnish proof acceptable to us, upon our request, of such efforts and the date full compliance will be achieved;

         (7) you (or any of your Owners) fail on three (3) or more separate occasions within any period of twenty four (24) consecutive months to comply with this Agreement, whether or not such failures to comply are corrected after written notice thereof are delivered to you; or

         (8) we have delivered a notice of termination of a Franchise Agreement executed pursuant to this Agreement in accordance with its terms and conditions or you have terminated a Franchise Agreement with us without cause.

11.  OUR RIGHTS AND OBLIGATIONS UPON TERMINATION OR EXPIRATION OF THIS AGREEMENT

         A.   CONFIDENTIAL INFORMATION/DE-IDENTIFICATION.

         You agree that upon termination or expiration of this Agreement, you, your Owners and your employees, will immediately cease to use and will maintain the absolute confidentiality of any Confidential Information disclosed to or otherwise learned or acquired by you or your Owners or employees, will refrain from using such Confidential Information in any business or otherwise and will return to us all copies of confidential materials that have been loaned or made available to you by us pursuant to this Agreement. You must cease using the Marks and identifying yourself directly or indirectly with KRISPY KREME STORES, including, but not limited to, cancelling any website, electronic address and/or domain name which displays any Mark or that identifies you with KRISPY KREME STORES.

         B.   COVENANT NOT TO COMPETE.

         Upon termination of this Agreement in accordance with its terms and conditions or your termination of this Agreement without cause, neither you nor any of your Owners will directly or indirectly (through a member of the Immediate Family of you or an Owner of you, or otherwise) for a period of two
(2) years commencing on the effective date of such termination or the date on which you cease to conduct your activities under this Agreement, whichever is later:

         (1) have any interest as a disclosed or beneficial owner in any Competitive Business located or operating in the Development Area on the effective date of termination of this Agreement;

         (2) perform services as a director, officer, manager, employee, consultant, representative, agent or otherwise for any Competitive Business located or operating or under development in the Development Area on the effective date of termination of this Agreement; or

         (3) employ or seek to employ any Person who is employed (as an employee or independent contractor) by us, our subsidiaries or by any other developer or franchisee of KRISPY KREME STORES, nor induce nor attempt to induce any such Person to leave his or her employment without the prior written consent of that Person's employer.

         The restrictions of Subparagraph (1) of this Paragraph 11.B. will not be applicable to the ownership of publicly traded Ownership Interests that constitute less than three percent (3%) of a class of Ownership Interests issued and outstanding, nor will they be construed to prohibit you, any of your Owners or any member of your Immediate Family or member of the Immediate Family or any Owner from having a direct or indirect Ownership Interest in KRISPY KREME STORES, development agreement or franchise agreement for the development or operation of KRISPY KREME STORES or from providing services to KRISPY KREME STORES pursuant to other agreements with us.

         C.   OUR RIGHT TO PURCHASE STORES.

         Upon our termination of this Agreement in accordance with its terms and conditions or your termination of this Agreement without cause, we have the option, exercisable by giving written notice thereof to you within sixty (60) days from the date of such termination, to purchase any or all of the KRISPY KREME STORES operated by you or other Persons under Franchises granted by us pursuant to this Agreement. Our right to purchase includes the leasehold rights to or ownership of sites, in accordance with the terms set forth in the Franchise Agreements for your KRISPY KREME STORES.

         D.   CONTINUING OBLIGATIONS.

         All obligations under this Agreement of us and you, your Owners, or members of your Immediate Family or members of the Immediate Family of an Owner, which expressly or by their nature survive or are intended to survive the termination or expiration of this Agreement, will continue in full force and effect subsequent to and notwithstanding its termination or expiration and until they are satisfied in full or by their nature expire.

12.  INDEMNIFICATION.

         We are independent contractors. We will not be obligated by or have any liability under any agreements, representations, or warranties made by you that are not expressly authorized un-der this Agreement, nor will we be obligated for any damages to any person or property directly or indirectly arising out of the operation of your business conducted pursuant to this Agreement or the development or operation of KRISPY KREME STORES by you, whether or not caused by your negligent or willful action or failure to act. We will have no liability for any value added, sales, service, excise, income, gross receipts, property, payroll or other taxes levied upon you or your property, or upon us, in connection with your business. You agree to defend and hold us, our subsidiaries and our respective owners, directors, officers, employees, agents and assignees harmless against and to reimburse them for:

         (1) all claims, losses, obligations and damages described in this Section, any and all claims and liabilities of your customers and others with whom you deal directly or indirectly arising out of this Agreement, the development or operation of any KRISPY KREME STORES pursuant to this Agreement, including, without limitation, your breach or violation of any representation, warranty, agreement, contract or commitment resulting from your signing of this Agreement or performance of any of your obligations under this Agreement, unauthorized activities conducted in association with the Marks, or the transfer of any interest in this Agreement or a KRISPY KREME STORE, to the extent that such claims, obligations, damages, losses or liabilities do not arise solely from our gross negligence or wrongful conduct; and

         (2) all value added, sales, service, occupation, excise, gross receipts, income, property, payroll or other taxes, whether levied upon you, a KRISPY KREME STORE, your property or upon us (except any taxes we are required by law to collect from you with respect to purchases from us).

For purposes of this indemnification, "claims" will mean and include all obligations, actual, consequential, special, and punitive damages and costs reasonably incurred in the defense of any such claim against us, including, without limitation, legal and accounting fees, arbitrators' and expert witness fees, cost of investigation and proof of facts, court costs, other litigation expenses, and travel and living expenses. We will have the right to defend any such claim against us. This indemnity will continue in full force and effect subsequent to and notwithstanding the termination or expiration of this Agreement.

         Notwithstanding the foregoing, your indemnification obligation under this Section 12 shall not extend to claims arising from proprietary products and proprietary equipment manufactured by us and sold by us to you, provided that such products are used in accordance with the standard operating procedures and all applicable manuals and instructions provided to you from time to time.

13.  SEVERABILITY AND SUBSTITUTION OF VALID PROVISIONS.

         Except as expressly provided to the contrary herein, each section, subsection, paragraph, term and provision of this Agreement, and any portion thereof, will be considered severable, and if, for any reason, any such provision is held to be invalid or contrary to or in conflict with any applicable present or future law or regulation in a final, unappealable ruling issued by any court, agency or tribunal with competent jurisdiction in a proceeding to which we are a party, that ruling will not impair the operation of, or have any other effect upon, such other portions of this Agreement as may remain otherwise intelligible, which will continue to be given full force and effect and bind the parties hereto, although any portion held to be invalid will be deemed not to be a part of this Agreement from the date the time for appeal expires, if you are a party thereto, otherwise upon your receipt from us of a notice of non-enforcement thereof.

         If any covenant herein which restricts competitive activity is deemed unenforceable by virtue of its scope in terms of area, business activity prohibited and/or length of time, but would be enforceable by reducing any part or all thereof, you and we agree that such covenant will be enforced to the fullest extent permissible under the laws and public policies applied in the jurisdiction whose law is applicable to the validity of such covenant.

         If any applicable and binding law or rule of any jurisdiction requires a greater prior notice than is required hereunder of the termination of this Agreement or the taking of some other action not required hereunder, or if, under any applicable and binding law or rule of any jurisdiction, any provision of this Agreement is invalid or unenforceable, the prior notice and/or other action required by such law or rule will be substituted for the comparable provisions hereof, and we will have the right to modify such invalid or unenforceable provision to the extent required to be valid and enforceable. You agree to be bound by any promise or covenant imposing the maximum duty permitted by law which is subsumed within the terms of any provision hereof, as though it were separately articulated in and made a part of this Agreement, that may result from striking any of the provisions hereof, or any portion or portions which a court or arbitrator may hold to be unenforceable in a final decision to which we are a party, or from reducing the scope of any promise or covenant to the extent required to comply with such a court order or arbitration award. Such modifications to this Agreement will be effective only in such jurisdiction, unless we elect to give them greater applicability, and will be enforced as originally made and entered into in all other jurisdictions.

14.  WAIVER OF OBLIGATIONS.

         We and you may by written instrument unilaterally waive or reduce any obligation of or restriction upon the other under this Agreement, effective upon delivery of written notice thereof to the other or such other effective date stated in the notice of waiver. Any waiver we grant will be without prejudice to any other rights we may have, will be subject to our continuing review and may be revoked, in our sole discretion, at any time and for any reason, effective upon delivery to you of ten (10) days' prior written notice.

         We and you will not be deemed to have waived or impaired any right, power or option reserved by this Agreement (including, without limitation, the right to demand exact compliance with every term, condition and covenant herein or to declare any breach thereof to be a default and to terminate this Agreement prior to the expiration of its term) by virtue of any custom or practice at variance with the terms hereof; our or your failure, refusal or neglect to exercise any right under this Agreement or to insist upon exact compliance by the other with our and your obligations under this Agreement; our waiver, forbearance, delay, failure or omission to exercise any right, power or option, whether of the same, similar or different nature, with respect to KRISPY KREME STORES operated by others or with respect to other developers or franchisees of KRISPY KREME STORES; the existence of other franchise agreements or development agreements for KRISPY KREME STORES which contain different provisions from those contained herein; or our acceptance of any payments due from you after any breach of this Agreement. No special or restrictive legend or endorsement on any check or similar item given to us will constitute a waiver, compromise, settlement or accord and satisfaction. We are authorized to remove or obliterate any legend or endorsement, and such legend or endorsement will have no effect.

         Neither we nor you will be liable for loss or damage or deemed to be in breach of this Agreement if our or your failure to perform our or your obligations results from:

         (1) transportation shortages, inadequate supply of equipment, products, supplies, labor, material or energy or the voluntary foregoing of the right to acquire or use any of the foregoing in order to accommodate or comply with the orders, requests, regulations, recommendations or instructions of any federal, state or municipal government or any department or agency thereof;

         (2) acts of God;

         (3) fires, strikes, embargoes, war or riot; or

         (4) any other similar event or cause.

15.  RIGHTS OF PARTIES ARE CUMULATIVE.

         Our and your rights hereunder are cumulative and no exercise or enforcement by us or you of any right or remedy hereunder will preclude the exercise or enforcement by us or you of any other right or remedy hereunder or to which we or you are entitled by law.

16.  ARBITRATION.

         ALL CONTROVERSIES, DISPUTES OR CLAIMS BETWEEN US AND OUR SUBSIDIARIES, SHAREHOLDERS, OFFICERS, DIRECTORS, AGENTS AND EMPLOYEES AND YOU (YOUR OWNERS, GUARANTORS, SUBSIDIARIES, AFFILIATES AND EMPLOYEES, IF APPLICABLE) ARISING OUT OF OR RELATED TO:

                  (1) THIS AGREEMENT OR ANY OTHER AGREEMENT BETWEEN YOU AND US OR ANY PROVISION OF ANY SUCH AGREEMENT;

                  (2) OUR RELATIONSHIP WITH YOU; OR

                  (3) THE VALIDITY OF THIS AGREEMENT OR ANY OTHER AGREEMENT BETWEEN YOU AND US OR ANY PROVISION OF ANY SUCH AGREEMENT;

WILL BE SUBMITTED FOR BINDING ARBITRATION TO THE CHARLOTTE, NORTH CAROLINA OFFICE OF THE AMERICAN ARBITRATION ASSOCIATION ON DEMAND OF EITHER PARTY. SUCH ARBITRATION PROCEEDING WILL BE CONDUCTED IN WINSTON SALEM, NORTH CAROLINA AND, EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, WILL BE HEARD BY ONE ARBITRATOR IN ACCORDANCE WITH THE THEN CURRENT FRANCHISING ARBITRATION RULES, IF ANY, OTHERWISE THE THEN CURRENT COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION. ALL MATTERS RELATING TO ARBITRATION WILL BE GOVERNED BY THE FEDERAL ARBITRATION ACT (9 U.S.C. SS.SS. 1 ET SEQ.) AND NOT BY ANY STATE ARBITRATION LAW.

         THE ARBITRATOR WILL HAVE THE RIGHT TO AWARD OR INCLUDE IN HIS AWARD ANY RELIEF WHICH HE DEEMS PROPER IN THE CIRCUMSTANCES, INCLUDING, WITHOUT LIMITATION, MONEY DAMAGES (WITH INTEREST ON UNPAID AMOUNTS FROM THE DATE DUE), SPECIFIC PERFORMANCE, INJUNCTIVE RELIEF AND ATTORNEYS' FEES AND COSTS, PROVIDED THAT THE ARBITRATOR WILL NOT HAVE THE RIGHT TO DECLARE ANY MARK GENERIC OR OTHERWISE INVALID OR, EXCEPT AS OTHERWISE PROVIDED IN THIS SECTION, TO AWARD EXEMPLARY OR PUNITIVE DAMAGES. THE AWARD AND DECISION OF THE ARBITRATOR WILL BE CONCLUSIVE AND BINDING UPON ALL PARTIES HERETO, AND JUDGMENT UPON THE AWARD MAY BE ENTERED IN ANY COURT OF COMPETENT JURISDICTION.

         WE AND YOU AGREE TO BE BOUND BY THE PROVISIONS OF ANY LIMITATION ON THE PERIOD OF TIME IN WHICH CLAIMS MUST BE BROUGHT UNDER APPLICABLE LAW OR THIS AGREEMENT, WHICHEVER EXPIRES EARLIER. WE AND YOU FURTHER AGREE THAT, IN CONNECTION WITH ANY SUCH ARBITRATION PROCEEDING, EACH MUST SUBMIT OR FILE ANY CLAIM WHICH WOULD CONSTITUTE A COMPULSORY COUNTERCLAIM (AS DEFINED BY RULE 13 OF THE FEDERAL RULES OF CIVIL PROCEDURE) WITHIN THE SAME PROCEEDING AS THE CLAIM TO WHICH IT RELATES. ANY SUCH CLAIM WHICH IS NOT SUBMITTED OR FILED AS DESCRIBED ABOVE WILL BE FOREVER BARRED.

         WE AND YOU AGREE THAT ARBITRATION WILL BE CONDUCTED ON AN INDIVIDUAL, NOT A CLASS-WIDE, BASIS, AND THAT AN ARBITRATION PROCEEDING BETWEEN US AND OUR SUBSIDIARIES, SHAREHOLDERS, OFFICERS, DIRECTORS, AGENTS AND EMPLOYEES AND YOU (AND/OR YOUR

OWNERS, GUARANTORS, SUBSIDIARIES AND EMPLOYEES, IF APPLICABLE) MAY NOT BE CONSOLIDATED WITH ANY OTHER ARBITRATION PROCEEDING BETWEEN US AND ANY OTHER PERSON, CORPORATION, LIMITED LIABILITY COMPANY OR PARTNERSHIP.

         NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS SECTION, WE AND YOU EACH HAVE THE RIGHT IN A PROPER CASE TO OBTAIN TEMPORARY RESTRAINING ORDERS AND TEMPORARY OR PRELIMINARY INJUNCTIVE RELIEF FROM A COURT OF COMPETENT JURISDICTION; PROVIDED, HOWEVER, THAT WE AND YOU MUST CONTEMPORANEOUSLY SUBMIT OUR DISPUTE FOR ARBITRATION ON THE MERITS AS PROVIDED HEREIN.

         THE PROVISIONS OF THIS SECTION ARE INTENDED TO BENEFIT AND BIND CERTAIN THIRD PARTY NON-SIGNATORIES AND WILL CONTINUE IN FULL FORCE AND EFFECT SUBSEQUENT TO AND NOTWITHSTANDING THE EXPIRATION OR TERMINATION OF THIS AGREEMENT.

17.  COSTS AND ATTORNEYS' FEES.

         If we incur expenses in connection with your failure to pay when due amounts owed to us, to submit when due any reports, information or supporting records or otherwise to comply with this Agreement, you agree to reimburse us for costs and expenses incurred by us, including, without limitation, accounting, attorneys', arbitrators' and related fees.

18.  GOVERNING LAW AND JURISDICTION.

         ALL MATTERS RELATING TO ARBITRATION WILL BE GOVERNED BY THE FEDERAL ARBITRATION ACT (9 U.S.C. SS.SS. 1 ET SEQ.). EXCEPT TO THE EXTENT GOVERNED BY THE FEDERAL ARBITRATION ACT AS REQUIRED HEREBY, THE UNITED STATES TRADEMARK ACT OF 1946 (LANHAM ACT, 15 U.S.C. SECTIONS 1051 ET SEQ.) OR OTHER FEDERAL LAW, THIS AGREEMENT AND ALL CLAIMS ARISING FROM THE RELATIONSHIP BETWEEN US AND YOU WILL BE GOVERNED BY THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REGARD TO ITS CONFLICT OF LAWS PRINCIPLES, EXCEPT THAT ANY NORTH CAROLINA LAW REGULATING THE SALE OF FRANCHISES OR BUSINESS OPPORTUNITIES OR GOVERNING THE RELATIONSHIP OF A FRANCHISOR AND ITS FRANCHISEE WILL NOT APPLY UNLESS ITS JURISDICTIONAL REQUIREMENTS ARE MET INDEPENDENTLY WITHOUT REFERENCE TO THIS SECTION.

19.  CONSENT TO JURISDICTION AND VENUE.

         YOU AND YOUR OWNERS AGREE THAT ALL JUDICIAL ACTIONS BROUGHT BY US AGAINST YOU OR YOUR OWNERS OR BY YOU OR YOUR

OWNERS AGAINST US OR OUR SUBSIDIARIES, SHAREHOLDERS, OFFICERS, DIRECTORS, AGENTS OR EMPLOYEES MUST BE BROUGHT IN THE SUPERIOR COURT OF FORSYTH COUNTY, NORTH CAROLINA OR FEDERAL DISTRICT COURT OF THE MIDDLE DISTRICT OF NORTH CAROLINA, WINSTON SALEM, DIVISION AND YOU (AND EACH OWNER) IRREVOCABLY SUBMIT TO THE JURISDICTION OF SUCH COURTS AND WAIVE ANY OBJECTION YOU, HE OR SHE MAY HAVE TO EITHER THE JURISDICTION OF OR VENUE IN SUCH COURTS. NOTWITHSTANDING THE FOREGOING, WE MAY BRING AN ACTION TO OBTAIN A RESTRAINING ORDER OR TEMPORARY OR PRELIMINARY INJUNCTION, OR ENFORCE AN ARBITRATION AWARD, IN ANY FEDERAL OR STATE COURT OF GENERAL JURISDICTION IN THE STATE IN WHICH YOU RESIDE OR IN WHICH THE DEVELOPMENT AREA IS LOCATED.

20.  WAIVER OF PUNITIVE DAMAGES.

         EXCEPT WITH RESPECT TO YOUR OBLIGATION TO INDEMNIFY US PURSUANT TO
SECTION 12 AND CLAIMS WE BRING AGAINST YOU FOR YOUR UNAUTHORIZED USE OR DISCLOSURE OF ANY CONFIDENTIAL INFORMATION, WE AND YOU AND YOUR OWNERS WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT TO OR CLAIM FOR ANY PUNITIVE OR EXEMPLARY DAMAGES AGAINST THE OTHER AND AGREE THAT, IN THE EVENT OF A DISPUTE BETWEEN US, THE PARTY MAKING A CLAIM WILL BE LIMITED TO EQUITABLE RELIEF AND TO RECOVERY OF ANY ACTUAL DAMAGES IT SUSTAINS.

21.  WAIVER OF JURY TRIAL.

         WE AND YOU IRREVOCABLY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER AT LAW OR IN EQUITY, BROUGHT BY EITHER OF US.

22.  LIMITATIONS OF CLAIMS.

         EXCEPT FOR CLAIMS BROUGHT BY US WITH REGARD TO YOUR OBLIGATIONS TO INDEMNIFY US PURSUANT TO SECTION 12, ANY AND ALL CLAIMS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE RELATIONSHIP OF YOU AND US PURSUANT TO THIS AGREEMENT WILL BE BARRED UNLESS AN ACTION IS COMMENCED WITHIN ONE (1) YEAR FROM THE DATE ON WHICH THE ACT OR EVENT GIVING RISE TO THE CLAIM OCCURRED, OR ONE (1) YEAR FROM THE DATE ON WHICH YOU OR WE KNEW OR SHOULD HAVE KNOWN, IN THE EXERCISE OF REASONABLE DILIGENCE, OF THE FACTS GIVING RISE TO SUCH CLAIMS, WHICHEVER OCCURS FIRST.

23.  BINDING EFFECT.

         This Agreement is binding upon us and you and our respective executors, administrators, heirs, beneficiaries, assigns, and successors in interest and may not be modified except by written agreement signed by both you and us.

24.  CONSTRUCTION.

         The preambles and exhibits are a part of this Agreement, which constitutes the entire agreement of the parties, and there are no other oral or written understandings or agreements between us and you relating to the subject matter of this Agreement. Except as otherwise set forth herein, nothing in this Agreement is intended, nor will be deemed, to confer any rights or remedies upon any Person not a party hereto. The headings of the several sections and subsections hereof are for convenience only and do not define, limit, or construe the contents of such sections or subsections. The term "you" as used in this Agreement is applicable to one or more Persons. The singular usage includes the plural and the masculine and neuter usages include each other and the feminine. If you are two or more Persons at any time, whether or not as partners or joint venturers, your obligations and liabilities to us will be joint and several. This Agreement will be executed in multiple copies, each of which will be deemed an original.

25.  NOTICES AND PAYMENTS.

         All written notices and reports permitted or required to be delivered by the provisions of this Agreement will be deemed so delivered:

         (1) at the time delivered by hand;

         (2) one (1) business day after transmission by electronic mail, by facsimile or other electronic system;

         (3) one (1) business day after being placed in the hands of a commercial courier service for next business day delivery, or;

         (4) three (3) business days after placement the United States Mail by Registered or Certified Mail, Return Receipt Requested, postage prepaid,

and addressed to the party to be notified at its most current principal business address of which the notifying party has been notified. All payments and reports required by this Agreement will be directed to us at such address, or to such other Persons and places, as we may direct from time to time. Any required payment or report not actually received by us during regular business hours on the date due (or postmarked by postal authorities at least two (2) business days prior thereto) will be deemed delinquent.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement in on the date dated on the first page hereof.

                                     KRISPY KREME DOUGHNUT CORPORATION


                                     By: _______________________________________
                                     Title: Senior Vice President of Franchising
                                     Dated: ____________________________________

IF OWNER IS A [CORPORATION]          IF OWNER IS ONE OR MORE INDIVIDUALS:
LIMITED LIABILITY COMPANY]
[PARTNERSHIP]


By: ____________________________     ___________________________________________
Title: _________________________     Print Name
Dated: _________________________
                                     ___________________________________________
                                     Signature

                                     Dated: ____________________________________


                                     ___________________________________________
                                     Print Name

                                     ___________________________________________
                                     Signature

                                     Dated: ____________________________________

                                    EXHIBIT A

                          TO THE DEVELOPMENT AGREEMENT
                BY AND BETWEEN KRISPY KREME DOUGHNUT CORPORATION

                        AND ____________________________

                DATED ___________________________________________



                                DEVELOPMENT AREA


         The Development Area referred to in Section 2 and other applicable sections of this Agreement is:

KRISPY KREME DOUGHNUT                          COMPANY
CORPORATION

By: ______________________________________     By: _____________________________
Title:Senior Vice President of Franchising     Title: __________________________

                                    EXHIBIT B

                          TO THE DEVELOPMENT AGREEMENT
                BY AND BETWEEN KRISPY KREME DOUGHNUT CORPORATION

                  AND _________________________________________

                DATED ___________________________________________



                              DEVELOPMENT SCHEDULE

         1. KRISPY KREME STORE DEVELOPMENT. We have granted to you the right to develop and operate and you agree to develop and operate a total of ____________ (___) KRISPY KREME STORES in accordance with the terms of the Agreement.

         2. DEVELOPMENT OBLIGATIONS. You agree to have the minimum number of KRISPY KREME STORES open in the Development Area during the Development Periods and in operation at the end of each of the Development Periods listed below:

     DEVELOPMENT     MARKET/LOCATION      NUMBER OF STORES       CUMULATIVE
       PERIOD        ---------------        TO BE OPENED       NUMBER OF STORES
     ENDING ON:                              DURING THE          OPEN AND IN
     ----------                          DEVELOPMENT PERIOD       OPERATION
                                         ------------------    -----------------

     __________        __________            __________           __________

     __________        __________            __________           __________

     __________        __________            __________           __________

     __________        __________            __________           __________

     __________        __________            __________           __________

     __________        __________            __________           __________

     __________        __________            __________           __________

     __________        __________            __________           __________

     __________        __________            __________           __________

     __________        __________            __________           __________

     __________        __________            __________           __________

     __________        __________            __________           __________



KRISPY KREME DOUGHNUT                          COMPANY
CORPORATION

By: ______________________________________     By: _____________________________
Title:Senior Vice President of Franchising     Title: __________________________

                                    EXHIBIT C

                          TO THE DEVELOPMENT AGREEMENT
               BY AND BETWEEN KRISPY KREME DEVELOPMENT CORPORATION

                     AND __________________________________

                DATED ___________________________________________



                            FORM FRANCHISE AGREEMENT


         Attached hereto is the current form of Franchise Agreement used by us in the offer and grant of franchises for the ownership and operation of KRISPY KREME STORES. This will be the form of Franchise Agreement that you will sign for all KRISPY KREME STORES to be developed under this Agreement.
















KRISPY KREME DOUGHNUT                          COMPANY
CORPORATION

By: ______________________________________     By: _____________________________
Title:Senior Vice President of Franchising     Title: __________________________

                                    EXHIBIT D

                          TO THE DEVELOPMENT AGREEMENT
                BY AND BETWEEN KRISPY KREME DOUGHNUT CORPORATION

                     AND __________________________________

                DATED ___________________________________________



                  ACKNOWLEDGMENTS AND REPRESENTATIONS STATEMENT


         1. You acknowledge that you have read the Development Agreement (the "AGREEMENT") between you and us dated as of the date hereof in its entirety and that you understand and accept the terms, conditions and covenants contained in the Agreement as being reasonably necessary to maintain our high standards of quality and service and the uniformity of those standards at all KRISPY KREME STORES in order to protect and preserve the goodwill of the Marks. (Capitalized terms not defined herein will have the respective meanings set forth in the Agreement.)

         2. Attached to the Agreement as Exhibit C is a copy of the current form of Franchise Agreement. You acknowledge that the Franchise Agreement attached to the Agreement as Exhibit C is the current form of Franchise Agreement and that you will sign for each KRISPY KREME STORE that you develop.

         3. You acknowledge that the food service business is a competitive industry, with constantly changing market conditions. You acknowledge that you have conducted an independent investigation of the business contemplated by the Agreement and recognize that, like any other business, the nature of the business conducted by KRISPY KREME STORES may change over time and that an investment in a KRISPY KREME STORE involves business risks.

         4. We recommend that each applicant for development rights be represented by legal counsel. You acknowledge that you have had ample opportunity to consult with legal counsel and other professional advisors. You acknowledge that you have not received or relied on any representations about the development rights granted in the Agreement made by us, or our officers, directors, employees or agents, that are contrary to the terms and conditions of the Agreement.

         5. You acknowledge and agree that our approval of a proposed site for a KRISPY KREME STORE does not constitute an assurance, guarantee, representation or warranty of any kind, express or implied, as to the suitability of the proposed site for a KRISPY KREME STORE or the successful operation or profitability of a KRISPY KREME STORE operated at such site. Our approval of any such site indicates only that we believe that such site falls within acceptable minimum criteria established by us at the time of our approval. Both you and we acknowledge that application of criteria that have been effective with respect to other sites may not be predictive of potential for all sites and that, subsequent to our approval of a proposed site, demographic and/or economic factors, such as competition from other similar businesses, included in or excluded from our criteria could change, thereby altering the potential of a proposed site. Such factors are unpredictable and are beyond our control. We will not be responsible for the failure of a site approved by us to meet your expectations as to revenue or operational criteria. You further acknowledge and agree that your acceptance of a Franchise for the operation of a KRISPY KREME STORE at any such site is based on your own independent investigation of the suitability of the site.

         6. You acknowledge that our approval of a business and financing plan for your development and operation of KRISPY KREME STORES under the Agreement does not constitute any assurance, guaranty, representation or warranty that such business and financing plan is sufficient or not unduly burdensome, or that such KRISPY KREME STORES will be successful if the business or financing plan is implemented by you. Our approval of the business and financing plan indicates only that such plan meets or that we have waived our then-current minimum standards established by us solely for our own purposes at the time of approval.

         7. You acknowledge that in all of our dealings with you, our officers, directors, employees and agents act only in a representative capacity and not in an individual capacity. You further acknowledge that the Agreement, and all business dealings between you and such individuals as a result of the Agreement, are solely between you and us. You further represent to us, as an inducement to our entry into this Agreement, that neither you nor your Owners has made any misrepresentations in obtaining the rights granted under the Agreement.

         8. If you are a corporation, limited liability company or partnership, you:

                  A. represent that you are duly organized and validly existing in good standing under the laws of the jurisdiction of your organization, are qualified to do business in all jurisdictions in which your business activities or the nature of properties owned by you requires such qualification, and have the authority to execute and deliver the Agreement and perform all of your obligations under the Agreement; and

                  B. agree that all certificates representing your Ownership Interests of you now outstanding or hereafter issued will be endorsed with a legend in form approved by us reciting that the transfer of your Ownership Interests are subject to restrictions contained in the Agreement.

         9. You represent and warrant that you are not subject to any restriction, agreement, contract, commitment, law, judgment or decree which would prohibit or be breached or violated by your execution and delivery of the Agreement or performance of your obligations thereunder. At our request, you will furnish us with an opinion of counsel, in form and substance satisfactory to us, to the effect that the Agreement is your valid and binding agreement, enforceable against you in accordance with its terms, and that you are not subject to any restriction, agreement, law, judgment or decree which would prohibit or be breached or violated by your execution and delivery of the Agreement and performance of your obligations thereunder.

         10. You further represent and warrant that all of your Owners and their interests in you are completely and accurately listed in EXHIBIT G to the Agreement and that you will make, sign and deliver to us such revisions thereto as may be necessary during the term of the Agreement to reflect any changes in the information contained therein.

         11. You represent and warrant that you are a ________________ organized under the laws of _________________and that your domicile is as set forth below:


                                        ________________________________________
                                        Address


                                        ________________________________________
                                        City and State
Dated: ____________________________

                                        COMPANY


                                        By: ____________________________________
                                        Title: _________________________________

                                    EXHIBIT E

                          TO THE DEVELOPMENT AGREEMENT
                BY AND BETWEEN KRISPY KREME DOUGHNUT CORPORATION

                     AND __________________________________

                DATED ___________________________________________



                   GUARANTY AND ASSUMPTION OF YOUR OBLIGATIONS


         THIS GUARANTY AND ASSUMPTION OF YOUR OBLIGATIONS (the "Guaranty") is given this ________ day of ______________ of 19___, by the undersigned.


DEVELOPER: _________________________________ ("DEVELOPER")
                        (NAME)

DATE OF DEVELOPMENT AGREEMENT: ___________________________

         In consideration of, and as an inducement to, the execution of the Development Agreement (the "Agreement") by KRISPY KREME DOUGHNUT CORPORATION ("WE" "US" or "OUR"), each of the undersigned and any other parties who sign counterparts of this Guaranty (referred to herein individually as a "GUARANTOR" and collectively as "GUARANTORS") hereby personally and unconditionally guarantees to us and our successors and assigns, that Developer will punctually pay its monthly obligations for development fees, royalties, marketing and promotion fund contributions and purchases of equipment, mixes and other amounts due under this Agreement and under all franchise agreements entered into pursuant to the development of Krispy Kreme Stores under this Agreement

         Each Guarantor waives:

                  1. acceptance and notice of acceptance by us of the foregoing undertakings; and

                  2. notice of demand for payment of any indebtedness or nonperformance of any obligations hereby guaranteed; and

                  3. protest and notice of default to any party with respect to the indebtedness or nonperformance of any obligations hereby guaranteed; and

                  4. any right he or she may have to require that an action be brought against DEVELOPER or any other person as a condition of liability; and

         5. all rights to payments and claims for reimbursement or subrogation which he or she may have against DEVELOPER arising as a result of his or her execution of and performance under this guaranty by the undersigned (including by way of counterparts); and

         6. any and all other notices and legal or equitable defenses to which he or she may be entitled; and

         7. the provisions of N.C. Gen. Stat. ss. 26-7 et seq.

         Each Guarantor consents and agrees that:

                  (A) his or her direct and immediate liability under this Guaranty will be joint and several not only with DEVELOPER, but also among the Guarantors; and

                  (B) he or she will render any payment or performance required under the Agreement upon demand if DEVELOPER fails or refuses punctually to do so; and

                  (C) such liability will not be contingent or conditioned upon pursuit by us of any remedies against DEVELOPER or any other person; and

                  (D) such liability will not be diminished, relieved or otherwise affected by any subsequent rider or amendment to the Agreement or by any extension of time, credit or other indulgence that we may from time to time grant to DEVELOPER or to any other person, including, without limitation, the acceptance of any partial payment or performance, or the compromise or release of any claims, none of which will in any way modify or amend this Guaranty, which will be continuing and irrevocable throughout the term of the Agreement and for so long thereafter as there are any monies or obligations owing by DEVELOPER to us under the Agreement; and

                  (E) your written acknowledgment, accepted in writing by us, or the judgment of any court or arbitration panel of competent jurisdiction establishing the amount due from you will be conclusive and binding on the undersigned as Guarantors.

         If we are required to enforce this Guaranty in an administrative, judicial or arbitration proceeding, and prevail in such proceeding, we will be entitled to reimbursement of our costs and expenses, including, but not limited to, legal and accounting fees, administrative, arbitrators' and expert witness fees, costs of investigation and proof of facts, court costs, other expenses of an administrative, judicial or arbitration proceeding and travel and living expenses, whether incurred prior to, in preparation for or in contemplation of the filing of any such proceeding. If we are required to engage legal counsel in connection with any failure by the undersigned to comply with this Guaranty, the Guarantors will reimburse us for any of the above-listed costs and expenses incurred by it.

         IN WITNESS WHEREOF, each Guarantor has hereunto affixed his signature on the same day and year as the Agreement was executed.

GUARANTOR(S):

Name: _______________________________   Name: __________________________________

Signature: __________________________   Signature: _____________________________

Name: _______________________________   Name: __________________________________

Signature: __________________________   Signature: _____________________________

Name: _______________________________   Name: __________________________________

Signature: __________________________   Signature: _____________________________

Name: _______________________________   Name: __________________________________

Signature: __________________________   Signature: _____________________________

                                    EXHIBIT F

                   TO THE DEVELOPMENT AGREEMENT BY AND BETWEEN
                        KRISPY KREME DOUGHNUT CORPORATION

                       AND _______________________________

                     DATED _________________________________



                  CONFIDENTIALITY AND NON-COMPETITION AGREEMENT


         THIS AGREEMENT (the "CNC AGREEMENT") is made and entered into as of this ______ day of ______________, 19__, by and among KRISPY KREME DOUGHNUT CORPORATION, ("WE" US" or "OUR"), ______________________________________________
_______________________________________(" DEVELOPER")

         Address:         ______________________________________________________
                          ______________________________________________________
                          ______________________________________________________

and ____________________________________________________________________________
_________________________________________________________ ("COVENANTOR").

         Address:         ______________________________________________________
                          ______________________________________________________
                          ______________________________________________________


                              W I T N E S S E T H:

         WHEREAS, pursuant to the terms of the Development Agreement entered into by and between us and DEVELOPER (the "AGREEMENT"), we have granted to DEVELOPER the right to develop and own one or more "KRISPY KREME STORES" (the "KRISPY KREME STORE(S)") (all capitalized terms not defined herein will have the respective meanings set forth in the Agreement); and

         WHEREAS, COVENANTOR is either a member of the Immediate Family of an Owner of DEVELOPER, a holder of an Ownership Interest in DEVELOPER or an officer, partner, director, or employee of DEVELOPER who may have access to the Confidential Information in connection with the development and operation of the KRISPY KREME STORE(S); and

         WHEREAS, as a condition precedent to allowing COVENANTOR to have access to the Confidential Information, and as a material term of the Agreement necessary to protect the System and our proprietary rights in and right to use the Confidential Information, we and DEVELOPER require that COVENANTOR enter into this CNC Agreement; and

         WHEREAS, to induce us to enter into the Agreement and/or to avoid a material breach thereof, as the case may be, we, DEVELOPER and COVENANTOR, desire and deem it to be in COVENANTOR's best interests, that COVENANTOR enter into this CNC Agreement; and

         WHEREAS, due to the nature of our business, any use or disclosure of the Confidential Information other than in accordance with this CNC Agreement will cause us and DEVELOPER substantial harm.

         NOW, THEREFORE, in consideration of the foregoing and of the covenants and mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. RECITALS. The recitals set forth above will be deemed to be incorporated herein as if fully set forth in this CNC Agreement, and this CNC Agreement will be interpreted in light of such recitals.

         2. DEFINITIONS.

                  a. "CONFIDENTIAL INFORMATION" - Certain of our confidential and proprietary information and trade secrets including, without limitation, the following:

                           (1) methods, techniques, equipment, specifications,
                  standards, policies, procedures, information, concepts and systems relating to and knowledge of and experience in the development, operation and franchising of KRISPY KREME STORES;

                           (2) marketing and promotional programs for KRISPY
                  KREME STORES, including but not limited to, information regarding our National Accounts Program;

                           (3) knowledge concerning the logic, structure and
                  operation of computer software programs which we authorize for use in connection with the operation of KRISPY KREME STORES and all additions, modifications and enhancements, and all data generated from use of such programs;

                           (4) specifications and standards for, and sources of,
                  store buildings of modular and "stick built" construction, equipment, furnishings, fixtures, signs, products, materials, supplies and services utilized in the development and operation of KRISPY KREME STORES;

                           (5) ingredients, formulas, mixes, recipes for and
                  methods of preparation, cooking, serving, packaging, and delivery of, Products sold at KRISPY KREME STORES;

                           (6) information concerning Product sales, operating
                  results, financial performance, consumer preferences, inventory requirements for Products, materials and supplies and other financial data of KRISPY KREME STORES;

                           (7) customer lists;

                           (8) employee selection procedures, training and
                  staffing levels; and

                           (9) our expansion, growth and development plans and
                  prospects.

                  b. "COMPETITIVE BUSINESS" - a business or enterprise, other than a KRISPY KREME STORE, that:

                           (1) sells yeast raised doughnuts, cake doughnuts, any
                  other types of customary or large size doughnut, miniature doughnuts or doughnut holes in any distribution channels to any customer for consumption or resale and such sales comprise five percent (5%) or more of such business' revenues; or

                           (2) grants or has granted franchises or licenses, or
                  establishes or has established joint ventures, for the development and/or operation of a business that offers such food products in any such channel of distribution.

                  c. "DEVELOPMENT AREA" - as defined in the Agreement, a copy of the relevant portions of which may be obtained from DEVELOPER or us.

         3. PROTECTION OF CONFIDENTIAL INFORMATION. We have disclosed and will disclose to DEVELOPER such parts of the Confidential Information as we deem necessary or advisable from time to time in our sole discretion for the development of KRISPY KREME STORES pursuant to the Agreement. DEVELOPER will disclose certain parts of the Confidential Information to COVENANTOR to the extent that DEVELOPER deems such disclosure reasonably necessary for the development and operation of KRISPY KREME STORES owned by DEVELOPER, taking into consideration the confidential nature of the Confidential Information. COVENANTOR agrees to use the Confidential Information only to the extent reasonably necessary to perform his or her duties to or on behalf of DEVELOPER, taking into consideration the confidential nature of the Confidential Information. COVENANTOR may disclose the Confidential Information only as agent for DEVELOPER and only on the terms and conditions, and to the extent, DEVELOPER is permitted to do so under the Agreement. COVENANTOR acknowledges and agrees that neither COVENANTOR nor any other Person will acquire any interest in or right to use the Confidential Information under this

CNC Agreement, the Agreement or otherwise other than the right to utilize it as authorized in such agreements, and that the unauthorized use or duplication of the Confidential Information, including, without limitation, in connection with any other business, would be detrimental to us and would constitute a breach of COVENANTOR's obligations of confidentiality and an unfair method of competition with us, DEVELOPER and other KRISPY KREME STORES owned by us or its franchisees.

         COVENANTOR acknowledges and agrees that the Confidential Information is confidential to and a valuable asset of ours, is proprietary to and includes our trade secrets and is disclosed to COVENANTOR solely on the condition that COVENANTOR agrees, and COVENANTOR does hereby agree, that COVENANTOR: (a) will not use the Confidential Information in any other business or capacity; (b) will maintain the absolute secrecy and confidentiality of the Confidential Information during and after the term of this CNC Agreement (provided, however, that we will not deem COVENANTOR in default of this Agreement as a result of isolated incidents of disclosure of Confidential Information by an employee other than an Owner, provided COVENANTOR has taken reasonable steps to prevent such disclosure, including, but not limited to the steps a reasonable and prudent owner of confidential and proprietary information would take to prevent disclosure of such information by his employees, and further provided that COVENANTOR pursues all reasonable legal and equitable remedies against such employee for such disclosure of such Confidential Information); (c) will not make unauthorized copies of any portion of the Confidential Information disclosed or recorded in written or other tangible form; and (d) will adopt and implement all reasonable procedures prescribed from time to time by us and DEVELOPER to prevent unauthorized use or disclosure of or access to the Confidential Information. Nothing contained herein will be construed to prohibit COVENANTOR from using the Confidential Information in connection with the development and ownership of KRISPY KREME STORES, where, and to the extent authorized in other development or franchise agreements with us.

         Notwithstanding anything to the contrary contained in this CNC Agreement, the restrictions on COVENANTOR's disclosure and use of the Confidential Information will not apply to the following: (a) information, methods, procedures, techniques and knowledge which are or become generally known in the food service business, other than through disclosure (whether deliberate or inadvertent) by COVENANTOR; and (b) the disclosure of the Confidential Information in judicial, arbitration or administrative proceedings to the extent that COVENANTOR is legally compelled to disclose such information, provided COVENANTOR has notified us and DEVELOPER prior to disclosure and has used its best efforts to obtain, and will have afforded us and DEVELOPER the opportunity to obtain, assurance satisfactory to us of confidential treatment for the information required to be so disclosed.

         To the extent COVENANTOR is permitted, COVENANTOR agrees to disclose to us all ideas, concepts, methods, techniques and products which it proposes to use in relation to the development and operation of KRISPY KREME STORES conceived or developed by COVENANTOR and COVENANTOR acknowledges and agrees that we and our subsidiaries will have a perpetual, world-wide, exclusive right (except that you shall be entitled to use such ideas, concepts, techniques or materials without charge by us) to incorporate same in the System for use in KRISPY KREME STORES owned and operated by us or our subsidiaries and to authorize our developers and franchisees to use them in their KRISPY KREME STORES. We will have no obligation to make payments to COVENANTOR, DEVELOPER or any other Person with respect to any such idea, concept, method, technique or product developed or suggested by COVENANTOR which we incorporate into the System. COVENANTOR agrees that COVENANTOR will not use any such idea, concept, method, technique or product in relation to a KRISPY KREME STORE without obtaining DEVELOPER'S and our prior written approval.

         4. IN-TERM RESTRICTIVE COVENANT. COVENANTOR acknowledges and agrees that we would be unable to protect the Confidential Information against unauthorized use or disclosure and would be unable to achieve a free exchange of ideas and information among franchisees and developers of KRISPY KREME STORES if persons or entities authorized to use the Confidential Information were permitted to hold interests in or perform services for a Competitive Business. COVENANTOR further acknowledges and agrees that the restrictions contained in this Paragraph 4 will not hinder COVENANTOR's activities in connection with DEVELOPER'S performance under the Agreement or in general. COVENANTOR therefore agrees that for as long as COVENANTOR holds an Ownership Interest in DEVELOPER; is an employee, officer, partner, or director of DEVELOPER; or is a member of the Immediate Family of an Owner of DEVELOPER, COVENANTOR will not directly or indirectly (through a member of COVENANTOR's Immediate Family or otherwise):

                  (a) have any interest as a record or beneficial owner of Ownership Interests of any Competitive Business (this restriction will not be applicable to the ownership of publicly traded Ownership Interests that represent less than three percent (3%) of a class of Ownership Interests issued and outstanding); or

                  (b) perform services as a director, officer, manager, employee, consultant, representative, agent or otherwise for any Competitive Business.

COVENANTOR furthermore agrees that during the term of the Agreement, neither COVENANTOR nor a member of COVENANTOR's Immediate Family will directly or indirectly employ or seek to employ any person who is employed by us, our subsidiaries or by any other developer or franchisee of KRISPY KREME STORES, nor induce any such person to leave said employment without the prior written consent of such person's employer.

         If COVENANTOR is an Owner of DEVELOPER or is a member of the Immediate Family of DEVELOPER or an Owner, the restrictions of this CNC Agreement will not be construed to prohibit COVENANTOR from having a direct or indirect Ownership Interest in any KRISPY KREME STORES, development agreements or franchise agreements for the development or operation of KRISPY KREME STORES, or any Person owning, controlling or operating KRISPY KREME STORES, or from providing services to any such KRISPY KREME STORES pursuant to other agreements with us.

         DEVELOPER and COVENANTOR acknowledge and agree that the failure of COVENANTOR to comply with this Paragraph 4 or Paragraphs 5 or 6 below will, in addition to giving rise to any remedies under this CNC Agreement, constitute a breach of the Agreement without regard to whether COVENANTOR has executed the Agreement on behalf of DEVELOPER.

         5. RESTRICTIVE COVENANT UPON TRANSFER OF COVENANTOR'S OWNERSHIP INTEREST IN DEVELOPER. If (a) COVENANTOR transfers his/her entire Ownership Interest in DEVELOPER, if any, or (b) DEVELOPER transfers the Agreement (a transfer described in subparagraph (a) or (b) is referred to herein as a " DEVELOPER TRANSFER"), COVENANTOR agrees that for a period of two (2) years commencing on the effective date of the transfer COVENANTOR will not directly or indirectly (through a member of the Immediate Family of COVENANTOR or otherwise):

                  (1) have any interest as a disclosed or beneficial owner in any Competitive Business located or operating in the Development Area on the effective date of termination of this Agreement;

                  (2) perform services as a director, officer, manager, employee, consultant, representative, agent or otherwise for any Competitive Business located or operating or under development in the Development Area on the effective date of termination of this Agreement; or

                  (3) employ or seek to employ any Person who is employed (as an employee or independent contractor) by us, our subsidiaries or by any other developer or franchisee of KRISPY KREME STORES, nor induce nor attempt to induce any such Person to leave his or her employment without the prior written consent of that Person's employer.

                  (4) own or hold the right to vote any record or beneficial Ownership Interest of a Competitive Business located or operating:

                           (a) within five (5) miles of a KRISPY KREME STORE in
                  operation or under development in the Development Area on the effective date of a Transfer hereunder; or

                           (b) within five (5) miles of any other KRISPY KREME
                  STORE in operation or under development on the effective date of a Transfer;

                  (5) perform services as a director, officer, manager, employee, consultant, representative, agent or otherwise for a Competitive Business located or operating:

                           (a) within five (5) miles of a KRISPY KREME STORE in
                  operation or under development in the Development Area on the effective date of a Transfer hereunder; or

                           (b) within five (5) miles of any other KRISPY KREME
                  STORE in operation or under development on the effective date of a Transfer; or

                  (6) employ or seek to employ any person who is employed by us, our subsidiaries or by any other developer or franchisee of KRISPY KREME STORES, nor induce nor attempt to induce any such person to leave said employment without the prior written consent of such person's employer.

The restrictions of clause (1) of this Paragraph 5 will not be applicable to the ownership of publicly traded Ownership Interests that represent less than three percent (3%) of a class of Ownership Interests issued and outstanding.

         COVENANTOR expressly acknowledges and agrees that COVENANTOR possesses skills and abilities of a general nature and has opportunities for exploiting such skills. Consequently, enforcement of the covenants made in this Paragraph 5 will not deprive COVENANTOR of an ability to earn a living.

         6. RESTRICTIVE COVENANT UPON TERMINATION OR EXPIRATION OF THE AGREEMENT OR COVENANTOR'S ASSOCIATION WITH DEVELOPER. Upon the first to occur of: (a) termination or expiration of the Agreement; or (b) the date as of which COVENANTOR is neither the holder of an Ownership Interest in DEVELOPER, a member of the Immediate Family or DEVELOPER'S or of an Owner of DEVELOPER, or an employee, officer or director of DEVELOPER (an event described in subparagraph
(a) or (b) is referred to herein as a "TERMINATION EVENT"), COVENANTOR agrees that for a period of two (2) years commencing on the effective date of a Termination Event, COVENANTOR will not directly or indirectly (through an Immediate Family member of COVENANTOR or otherwise):

                  (1) have any interest as a disclosed or beneficial owner in any Competitive Business located or operating in the Development Area on the effective date of termination of this Agreement;

                  (2) perform services as a director, officer, manager, employee, consultant, representative, agent or otherwise for any Competitive Business located or operating or under development in the Development Area on the effective date of termination of this Agreement; or

                  (3) employ or seek to employ any Person who is employed (as an employee or independent contractor) by us, our subsidiaries or by any other developer or franchisee of KRISPY KREME STORES, nor induce nor attempt to induce any such Person to leave his or her employment without the prior written consent of that Person's employer.

                  (4) own or hold the right to vote any record or beneficial Ownership Interest of a Competitive Business located or operating:

                           (a) within five (5) miles of any KRISPY KREME STORE
                  in operation or under development in the Development Area on the effective date of a Termination Event; or

                           (b) within five (5) miles of any other KRISPY KREME
                  STORE in operation or under development on the effective date of a Termination Event;

                  (5) perform services as a director, officer, manager, employee, consultant, representative, agent or otherwise for a Competitive Business located or operating:

                           (a) within five (5) miles of any KRISPY KREME STORE
                  in operation or under development in the Development Area on the effective date of a Termination Event; or

                           (b) within five (5) miles of any other KRISPY KREME
                  STORE in operation or under development on the effective date of a Termination Event; or

                  (6) employ or seek to employ any person who is employed by us, our subsidiaries or by any other developer or franchisee of KRISPY KREME STORES, nor induce nor attempt to induce any such person to leave said employment without the prior written consent of such person's employer.

The restrictions of clause (1) of this Paragraph 6 will not be applicable to the ownership of publicly traded Ownership Interests that represent less than three percent (3%) of a class of Ownership Interests issued and outstanding.

         COVENANTOR expressly acknowledges and agrees that COVENANTOR possesses skills and abilities of a general nature and has opportunities for exploiting such skills. Consequently, enforcement of the covenants made in Paragraph 5 or this Paragraph 6 will not deprive COVENANTOR of an ability to earn a living.

         7. SURRENDER OF CONFIDENTIAL INFORMATION. COVENANTOR agrees that, as of the effective date of a Transfer or a Termination Event, as applicable, COVENANTOR will immediately cease to use the Confidential Information disclosed to or otherwise learned or acquired by COVENANTOR and return to DEVELOPER (or us if directed by us) all copies of the Confidential Information loaned or made available to COVENANTOR.

         8. INDEMNIFICATION. COVENANTOR agrees to indemnify and hold us and DEVELOPER harmless from and against any and all claims, liabilities, obligations and damages suffered, sustained or incurred by us or DEVELOPER as a result of, arising out of, or in connection with any failure of performance under or breach of this CNC Agreement by COVENANTOR.

         9. COSTS AND LEGAL AND ACCOUNTING FEES. If we and/or DEVELOPER engage counsel in connection with any failure by COVENANTOR to comply with this CNC Agreement, COVENANTOR will reimburse us and/or DEVELOPER, as applicable, for costs and expenses incurred by us and/or DEVELOPER, including, without limitation, legal fees and accounting, arbitrators' and expert witness fees, cost of investigation and proof of facts, court costs, other expenses of an administrative, judicial or arbitration proceeding and travel and living expenses, whether incurred prior to, in preparation for, in contemplation of or in connection with the filing of any judicial or arbitration proceeding to enforce this CNC Agreement.

         10. WAIVER. Failure to insist upon strict compliance with any of the terms, covenants or conditions hereof will not be deemed a waiver of such term, covenant or condition, nor will any waiver or relinquishment of any right or remedy hereunder at any one or more times be deemed a waiver or relinquishment of such right or remedy at any other time or times.

         11. SEVERABILITY. The invalidity or unenforceability of any provision hereof will in no way affect the validity or enforceability of any other provision of this CNC Agreement and any such provision which is adjudicated to be invalid or unenforceable will be severed from this CNC Agreement, provided that such severance is to apply only with respect to the operation of such provision in the particular jurisdiction in which such adjudication is made. To the extent any restriction herein is deemed unenforceable by virtue of its scope in terms of time, geography or business activity prohibited, but may be made enforceable by modifying, amending or reducing any or all thereof, the parties agree that any court, judicial or administrative agency or arbitrator may, and is hereby directed to, revise such language in order to make such restrictions enforceable to the fullest extent permissible under the laws and public policies applied in the jurisdiction where enforcement is sought.

         12. RIGHTS OF PARTIES ARE CUMULATIVE. The rights of the parties hereunder are cumulative and no exercise or enforcement by a party hereto of any right or remedy hereunder will preclude the exercise or enforcement by them of any other right or remedy hereunder or which they are entitled by law to enforce.

         13. BENEFIT. This CNC Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. In the event we do not execute this CNC Agreement (regardless of the reason), we will be deemed a third party beneficiary hereunder and will have the right to enforce this Agreement.

         14. AMENDMENT. This CNC Agreement may not be modified or rescinded except by a written agreement to such effect signed by the party against whom enforcement is sought.

         15. GOVERNING LAW AND JURISDICTION. This CNC Agreement and the rights and obligations of the parties hereunder will be governed by and construed in accordance with the laws of the State of North Carolina and all disputes relating to the interpretation and enforcement of this CNC Agreement will be adjudicated or arbitrated in Winston-Salem, North Carolina.

         16. COUNTERPARTS. This CNC Agreement may be executed in counterparts, each of which will be deemed an original.

         17. EFFECTIVENESS. This CNC Agreement will be enforceable and effective when executed by COVENANTOR and DEVELOPER, regardless of whether and when we execute this CNC Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this CNC Agreement as of the day and year first above written.

__________________________________     COMPANY
Name

__________________________________     ______________________________________
Name                                   By: __________________________________
                                       Its: _________________________________
__________________________________
Name
                                       KRISPY KREME DOUGHNUT CORPORATION
__________________________________
Name
                                       By: __________________________________
                                       Its: Senior Vice President of Franchising

                                    EXHIBIT G

                          TO THE DEVELOPMENT AGREEMENT
                BY AND BETWEEN KRISPY KREME DOUGHNUT CORPORATION

                       AND ______________________________

                      DATED ______________________________



                 BUSINESS ORGANIZATION, OWNERS, GENERAL MANAGER
                               AND MANAGING OWNER


         1. You are a __________________________________________________________
established under the laws of _________________________________.

         2. OWNERS: Listed below are the full name and mailing address of each Person who is an Owner of you and a description of the nature of such Owner's direct or indirect Ownership Interest in you (attach an additional page if required):


Name: _____________________________    Number of Ownership Interests owned: ____
Address: __________________________    % of total Ownership Interests: _________
___________________________________    Number of Ownership Interests Owner
___________________________________      is entitled to vote: __________________
___________________________________    Other Ownership Interests (describe):
___________________________________    _________________________________________


Name: _____________________________    Number of Ownership Interests owned: ____
Address: __________________________    % of total Ownership Interests: _________
___________________________________    Number of Ownership Interests Owner
___________________________________      is entitled to vote: __________________
___________________________________    Other Ownership Interests (describe):
___________________________________    _________________________________________


Name: _____________________________    Number of Ownership Interests owned: ____
Address: __________________________    % of total Ownership Interests: _________
___________________________________    Number of Ownership Interests Owner
___________________________________      is entitled to vote: __________________
___________________________________    Other Ownership Interests (describe):
___________________________________    _________________________________________

Name: _____________________________    Number of Ownership Interests owned: ____
Address: __________________________    % of total Ownership Interests: _________
___________________________________    Number of Ownership Interests Owner
___________________________________      is entitled to vote: __________________
___________________________________    Other Ownership Interests (describe):
___________________________________    _________________________________________


Name: _____________________________    Number of Ownership Interests owned: ____
Address: __________________________    % of total Ownership Interests: _________
___________________________________    Number of Ownership Interests Owner
___________________________________      is entitled to vote: __________________
___________________________________    Other Ownership Interests (describe):
___________________________________    _________________________________________


Name: _____________________________    Number of Ownership Interests owned: ____
Address: __________________________    % of total Ownership Interests: _________
___________________________________    Number of Ownership Interests Owner
___________________________________      is entitled to vote: __________________
___________________________________    Other Ownership Interests (describe):
___________________________________    _________________________________________


Name: _____________________________    Number of Ownership Interests owned: ____
Address: __________________________    % of total Ownership Interests: _________
___________________________________    Number of Ownership Interests Owner
___________________________________      is entitled to vote: __________________
___________________________________    Other Ownership Interests (describe):
___________________________________    _________________________________________



         3. MANAGEMENT: The following Person(s) is (are) the Managing Owner and General Manager who will exert full-time efforts to fulfill the obligations of you under this Agreement:

         MANAGING OWNER:

Name: _____________________________    Number of Ownership Interests owned: ____
Address: __________________________    % of total Ownership Interests: _________
___________________________________    Number of Ownership Interests Owner
___________________________________      is entitled to vote: __________________
___________________________________    Other Ownership Interests (describe):
___________________________________    _________________________________________

         GENERAL MANAGER:

Name: _____________________________    Number of Ownership Interests owned: ____
Address: __________________________    % of total Ownership Interests: _________
___________________________________    Number of Ownership Interests Owner
___________________________________      is entitled to vote: __________________
___________________________________    Other Ownership Interests (describe):
___________________________________    _________________________________________



         4. INITIAL CAPITALIZATION. You: (a) represent and warrant that you have developed and previously furnished to us, a description of your initial capital structure which is a true, correct, complete and detailed description of your capital structure; (b) covenant that you will not deviate from your initial capital structure without our prior written consent; and (c) acknowledge that we have relied on your initial capital structure in entering into this Agreement.


KRISPY KREME DOUGHNUT CORPORATION              COMPANY


By: _______________________________________    By: _____________________________
Title: Senior Vice President of Franchising    Title: __________________________

                                    EXHIBIT H

                          TO THE DEVELOPMENT AGREEMENT
                BY AND BETWEEN KRISPY KREME DOUGHNUT CORPORATION

                       AND ______________________________

                      DATED ______________________________



                                COMMISSARY RIDER












                                      H-1